Exhibit 10.51

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Sales Contract

Contract No.: JKMSD100O-002

The sales contract (the “Contract”) is signed between the following two parties on January 18, 2010 (the “Signature Date”) in Shanghai, China.

(1) Changzhou Cuibo Solar Technology Co., LTD. (the “Buyer”)

Address: 158 East Renmin Road, Wujin High-tech Development Zone, Changzhou City (No. 670, Business Incubation Center)

Telephone:

Fax:

(2) Jinko Solar Co., Ltd. (the “Seller”)

Address: 1 Jinko Road, Shangrao Economic Development Zone, Jiangxi Province, China

Telephone: +86-793-8469699

Fax: +86-793-8461152

(Either Seller or Buyer is referred in this Contract as a “Party”, and together, the “Parties”)

Both Parties of the Contract reach the following agreement according the terms hereunder:

1.	The Buyer agrees to buy and the Seller agrees to sell the following products (the “Product”) from the Signature Date of this Contract to December 31, 2010 (“Contract Period”).

Item	Product specification	Total quantity	Unit price with tax		Total price
1	180W mono-crystalline125 (diameter 150) solar panel	50MW	¥	****/W	¥	****
2	185W mono-crystalline125 (diameter 150) solar panel
Total: RMB **** Yuan (including tax)

****	Confidential material omitted and filed separately with the Commission.

The total quantity of this Contract is 50MW, taking the quantity of 180W monocrystalline panel as major and that of 185W monocrystalline panel as auxiliary.

The auxiliary material used to produce the contract product include: back sheet produced by SFC Co., Ltd. in Korea; EVA of First Company, glasses of South Glass, junction box of Cixi Renhe, and silicon rubber of Beijing Tianshan. The sectional material is 50MM and buss ribbon produced by Yubang.

The Seller must use the auxiliary materials required in the Contract to perform production and is not allowed to replace them with any other auxiliary materials, unless written approved by the Buyer. It is required to adopt the cell produced by Shanghai JA Solar Technology Co., Ltd., or Jinko Solar Co., Ltd. or Shunfeng Company. If the cell made by other company is needed, written approval of the Buyer shall be acquired.

The production quantity in February and March of 2010 is clearly stipulated in the Contract by both parties, so the order in these two months is not formed. The following production quantity agreed by both Parties shall be determined in the form of order according to the Contract.

2.	Product Acceptance Standard

Reference to the attachment I in this Contract.

3.	Payment Terms

The Buyer shall pay the goods through the following form within **** days after signature of formal order:

1)	****% of the total price for goods shall be paid by T/T (telegraphic transfer);

2)	****% of the total price for goods shall be paid by L/C **** days issued by domestic bank.

Bank information of the Seller is as follows:

Beneficiary: Jinko Solar Co., Ltd.

Opening bank: ShangRao Branch, Bank of China

Account number: 739153091438091001

3)	The Seller has the ownership of products before receiving all corresponding payment for goods.

****	Confidential material omitted and filed separately with the Commission.

4.	Delivery Plan

Both Parties arranged specific sales plan as follows:

1)	Total sales plan in 2010 is 50MW;

2)	The sales plan in February and March of 2010 is ****MW, respectively; specific delivery quantity, model and time in other months of 2010 are subject to the order determined by both Parties.

3)	Delivery plan in February and March of 2010

Date	Mono 180W(150)	Mono 185w(150)	Sub-Total
February 17, 2010	****	****	**** MW
February 20, 2010	****		**** MW
February 25, 2010	****	****	**** MW
March 15, 2010	****		**** MW
March 30, 2010	****	****	**** MW

5.	Transportation

The Buyer is responsible for receiving goods in Seller’s factory and bears all expenses due to transportation. The Seller shall supply goods on the day specified in the supply plan confirmed by both Parties in written form. The ownership of delivered products and all risks are transferred from the Seller to the Buyer when the delivery confirmation is signed.

6.	Package

The Seller packs the goods according to the package standard of its factory. If the Buyer requires changing the package standard or proposes other special requirements, both Parties shall negotiate and reach agreement on the cost price of package materials in attachment form.

7.	Quality Guarantee

The Seller guarantees that the quality, specification and package of delivered product are the same as those specified in the Contract, data document and any other written document reached between two Parties.

The Buyer shall supply the user guide and installation and maintenance manual of the delivered products, and the Seller may print for the Buyer. If the Buyer does not supply one, the Seller shall use the user guide and installation and maintenance manual conforming to the Seller’s standard.

****	Confidential material omitted and filed separately with the Commission.

8.	Warranty Terms

Please refer to attachment II in this Contract “Limited Warranty Liability of Solar Photovoltaic Panel”.

9.	Force Majeure

9.1	If any Party does not or delays to fulfil the obligations in this Contract directly or indirectly due to natural disaster, wars, situations similar to war, embargo, disturbance, strike, blockade and other unpredictable and uncontrollable accidents which may not be solved without additional cost and time, this Party shall not bear any responsibility for the other Party.

9.2	In case of force majeure, the affected Party shall inform the other Party within seven days after occurring of such case and submit documents issued by local relevant department used to prove the occurrence of force majeure within 15 days after occurring of such case. Both parties shall negotiate and reach an optimal solution used to solve the delay and interruption problem of this Contract due to force majeure. If the force majeure continues to seriously impact implementation of crucial obligation under this Contract for three months, either of the Party shall have the right to terminate this Contract by written notice 30 days in advance.

10.	Liabilities for Breach of Contract

10.1	If the payment of goods is delayed due to reasons of the Buyer, ****% of the goods price shall be paid as breach penalty by the Buyer to the Seller for delay of one day. If the Buyer delays to pay for goods for 20 days, it is considered that it can not fulfil the payment, and the Seller has the right to immediately cancel the order corresponding to that goods payment and require the Buyer to pay ****% of the goods price as penalty fee, which does not exert any influence on other rights of the Seller.

10.2	If the payment of goods is delayed due to reasons of the Seller, ****% of the goods price shall be paid as breach penalty by the Seller to the Buyer for delay of one day. If the Seller delays to pay for goods for 20 days, it is considered that it can not fulfil the payment, and the Buyer has the right to immediately cancel the order corresponding to that goods payment and require the Seller to pay ****% of the goods price as penalty fee, which does not exert any influence on other rights of the Buyer.

10.3	The prices of both two kinds of product in the Contract in 2010 are all ex-works ¥****/W. If the Buyer changes the above price without written consent of the Seller, the Buyer shall pay ****% of goods price at that batch as penalty fee and shall compensate all the losses of the Seller; if the Seller changes the above price without written consent of the Buyer, the Seller shall pay ****% of goods price at that batch as penalty fee and shall compensate all the losses of the Buyer.

10.4	The Buyer promises not to sell the Seller’s products to America, Canada and Israel according to commercial layout requirements of the Seller; if the Buyer breaches this term, he shall bear all the losses of the Seller due to it.

****	Confidential material omitted and filed separately with the Commission.

11.	Contract Disclosure

The Seller is actively preparing for the IPO and listing and may need to disclose main contents of this Contract due to requirements of securities regulatory authorities of the relevant countries, and the Buyer agrees to the disclosure.

12.	Non-transferability

No Party of this Contract has the right to transfer any right or obligation without the express written approval of the other Party.

13.	Applicable Laws

The execution, effectiveness, interpretation, implementation and disputes settlement of this Agreement is in accordance with the laws of the People’s Republic of China. If special situation which is not included in the above-mentioned law occurs, the Parties shall refer to the international commercial practices.

14.	Arbitration

All disputes related to this Contract or due to implementation of this Contract shall be solved by both parties through amicable negotiation. If no agreement is reached, the dispute shall be submitted to Shanghai Branch, China International Economic and Trade Arbitration Commission, and be settled in Shanghai according to the valid arbitration rules on application date.

15.1	Each Party or the related organization or the director, senior staff or employee of each organization shall not disclose any of the following:

(1)	The Contract;

(2)	The transaction;

(3)	The acts related to negotiation of both Parties; and

(4)	Communication and information related to any one of the above-mentioned items (confidential information).

They shall not disclose any confidential information to other people except the people participating in the negotiation and/or evaluation and requiring knowing the confidential information, the organizations being informed the content of this Article and required to abide by the regulations in this Article and its senior staff, director, employee and special consultant.

However, if the confidential information is required to be disclosed with written approval of both parties in advance or under requirements of applicable laws and authority court or government organizations, including but not limited to the disclosure requirements due to public listing of the Seller, this kinds of disclosure is not considered to breach Article 15.1.

15.2	The contract, attachments and orders form the whole Contract and have equal legal force.

15.3	The Contract comes into force upon the signature and seal by authorized representatives of both Parties. A paging seal shall be stamped.

Signature and seal paper

Party A: Changzhou Cuibo Solar Technology Co., LTD.	Party B: Jinko Solar Co., Ltd.

Signature and seal:	Signature and seal

/s/ Changzhou Cuibo Solar Technology Co., LTD.	/s/ Jinko Solar Co., Ltd.

Date	Date